EXHIBIT 99.1 (A)
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael G. Todd, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Capitol Communities Corporation (the "Company") on Form 10-QSB for the quarter ended March 31, 2003, as filled with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSBfairly presents in all material respects the financial condition and results of operations of the Company.

Date: May 19, 2003                                   /s/ Michael G.Todd
                                                         ---------------
                                                         Michael G. Todd
                                                         Chief Executive Officer

A signed original of this written statement required by Section 906 is retained by Capitol Communities Corporation and will be furnished to the Securities and Exchange Commission upon request.


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EXHIBIT 99.1 (B)
CERTIFICATION OF TREASURER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Ashley Bloom, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Capitol Communities Corporation (the "Company") on Form 10-QSB for the quarter ended March 31, 2003, as filled with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSBfairly presents in all material respects the financial condition and results of operations of the Company.

Date: May 19, 2003                          /s/ Ashley Bloom
                                                --------------
                                                Ashley Bloom
                                                Treasurer


A signed original of this written statement required by Section 906 is retained by Capitol Communities Corporation and will be furnished to the Securities and Exchange Commission upon request.